Exhibit 10.1.2

CONSENT AND SECOND AMENDMENT
TO CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of May 6, 2010, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), MAXXCOM INC., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower hereby acknowledges that Agent currently has the right, pursuant to the terms of the Credit Agreement, to deliver to Borrower a written notice, pursuant to which Borrowing Base II goes into effect (a "Borrowing Base Trigger Notice"); and

WHEREAS, Borrower has requested that Agent and the Lenders agree to (a) forego delivery of a Borrowing Base Trigger Notice during the period set forth herein notwithstanding the right of Agent to deliver such notice during such period and (b) amend and modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Consent.  Notwithstanding any provision in the Credit Agreement or any other Loan Document to the contrary and subject to the satisfaction of the conditions set forth in Section 5 below, and in reliance on the representations and warranties contained in Section 6 below, Agent and the Lenders hereby agree to forego delivery of a Borrowing Base Trigger Notice during the period commencing on the date hereof and ending on the earlier of (i) May 28, 2010 and (ii) the receipt by Parent, Borrower or any other Loan Party of proceeds from an incurrence of Indebtedness that is permitted pursuant to the terms of the Credit Agreement (it being understood that after the expiration of such period, Agent shall not deliver a Borrowing Base Trigger Notice until such time that Excess Availability is less than the Applicable Excess Availability Amount); provided, that Borrower agrees that notwithstanding the limitations set forth in the Fee Letter, Borrower will reimburse Agent for the first four financial audits of Parent or any of its Subsidiaries performed by Agent in the fiscal year ending on December 31, 2010.  Except as expressly set forth in this Amendment, the foregoing consent shall not constitute (1) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or (2) a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, thereunder.

3.           Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrower set forth in Section 6 below, the Credit Agreement is amended as follows:

(a)          Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in appropriate alphabetical order as follows:

"Second Amendment Effective Date" means May 6, 2010."

(b)         The defined term "Maximum Revolver Usage" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

""Maximum Revolver Usage" means, as of any date of determination, the amount by which the lesser of (a) the Maximum Revolver Amount and (b) Borrowing Base I, exceeds the Applicable Excess Availability Amount; provided, that, notwithstanding the foregoing, during the period commencing on the Second Amendment Effective Date and ending on the earlier of (a) May 28, 2010 and (b) the receipt by Parent, Borrower or any other Loan Party of proceeds from an incurrence of Indebtedness that is permitted pursuant to the terms of this Agreement, Maximum Revolver Usage means $65,000,000."

4.           Ratification; Other Agreements.  This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the Loan Documents as appropriate to express the agreements contained herein.  In all other respects, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5.           Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)         Agent shall have received a fully executed copy of this Amendment; and

(b)         No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.           Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)         All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)         No Default or Event of Default has occurred and is continuing; and

(c)         the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

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7.           Miscellaneous.

(a)         Expenses.  Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)         Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)         Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

8.           Release.

(a)         In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)         Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)         Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

MDC PARTNERS INC., a federal company organized under the laws of Canada

By:	/s/
Name:	Robert E. Dickson
Title:	Managing Director

By:	/s/
Name:	Glenn Gibson
Title:	Senior Vice President

MAXXCOM INC., a Delaware corporation

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

Signature Pages to Consent and Second Amendment to Credit Agreement

ACCENT MARKETING SERVICES, L.L.C., a Delaware limited liability company

ADRENALINA LLC, a Delaware limited liability company

ATTENTION PARTNERS LLC, a Delaware limited liability company

BRUCE MAU DESIGN (USA) LLC, a Delaware limited liability company

COLLE & MCVOY LLC, a Delaware limited liability company

COLLE & MCVOY, INC., a Minnesota corporation

COMMUNIFX PARTNERS LLC, a Delaware limited liability company

COMPANY C COMMUNICATIONS, INC., a Delaware corporation

COMPANY C COMMUNCATIONS LLC, a Delaware limited liability company

CRISPIN PORTER & BOGUSKY LLC, a Delaware limited liability company

DOTGLU LLC, a Delaware limited liability company

EXPECTING PRODUCTS, LLC, a California limited liability company

FLETCHER MARTIN LLC, a Delaware limited liability company

HELLO ACQUISITION INC., a Delaware corporation

HL GROUP PARTNERS LLC, a Delaware limited liability company

HW ACQUISITION LLC, a Delaware limited liability company

Signature Pages to Consent and Second Amendment to Credit Agreement

KBP HOLDINGS LLC, a Delaware limited liability company

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC), a Delaware limited liability company

KIRSHENBAUM BOND & PARTNERS WEST LLC, a Delaware limited liability company

MARGEOTES FERTITTA POWELL LLC, a Delaware limited liability company

MAXXCOM (USA) FINANCE COMPANY, a Delaware corporation

MAXXCOM (USA) HOLDINGS INC., a Delaware corporation

MDC ACQUISITION INC., a Delaware Corporation

MDC CORPORATE (US) INC., a Delaware corporation

MDC TRAVEL, INC., a Delaware corporation

MDC/CPB HOLDINGS INC. (formerly known as CPB Acquisition Inc.), a Delaware corporation

MDC/KBP ACQUISITION INC., a Delaware corporation

MF+P ACQUISITION CO., a Delaware corporation

MONO ADVERTISING, LLC, a Delaware limited liability company

NEW TEAM LLC, a Delaware limited liability company

NORTHSTAR RESEARCH GP LLC, a Delaware limited liability company

Signature Pages to Consent and Second Amendment to Credit Agreement

NORTHSTAR RESEARCH HOLDINGS USA LP, a Delaware limited partnership

NORTHSTAR RESEARCH PARTNERS (USA) LLC, a Delaware limited liability company

OUTERACTIVE, LLC, a Delaware limited liability company

PULSE MARKETING, LLC, a Delaware limited liability company

REDSCOUT LLC, a Delaware limited liability company

SHOUT MEDIA LLC, a California limited liability company

SKINNY NYC LLC, a Delaware limited liability company

SLOANE & COMPANY LLC, a Delaware limited liability company

SOURCE MARKETING LLC, a New York limited liability company

TARGETCOM LLC, a Delaware limited liability company

TC ACQUISITION INC., a Delaware corporation

THE ARSENAL LLC (formerly known as Team Holdings LLC), a Delaware limited liability company

TRACK 21 LLC, a Delaware limited liability company

TRAFFIC GENERATORS, LLC, a Georgia limited liability company

VITROROBERTSON LLC, a Delaware limited liability company

YAMAMOTO MOSS MACKENZIE, INC., a Delaware corporation

Signature Pages to Consent and Second Amendment to Credit Agreement

ZG ACQUISITION INC., a Delaware corporation

ZIG (USA) LLC, a Delaware limited liability company

ZYMAN GROUP, LLC, a Delaware limited liability company

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

HELLO DESIGN, LLC, a California limited liability company

By:	/s/
Name:	David Lai
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

ASHTON POTTER CANADA INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

Signature Pages to Consent and Second Amendment to Credit Agreement

MAXXCOM INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Executive Vice-President

HENDERSON BAS, an Ontario general partnership, by the members of its management committee

By:	/s/
Name:	Robert E. Dickson
Title:	Member

By:	/s/
Name:	Glenn Gibson
Title:	Member

COMPUTER COMPOSITION OF CANADA INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

Signature Pages to Consent and Second Amendment to Credit Agreement

BRUCE MAU DESIGN INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

BRUCE MAU HOLDINGS LTD., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Treasurer

ALLARD JOHNSON COMMUNICATIONS INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Richard Brott
Title:	Director

Signature Pages to Consent and Second Amendment to Credit Agreement

TREE CITY INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

VERITAS COMMUNICATIONS INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

656712 ONTARIO LIMITED, an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

Signature Pages to Consent and Second Amendment to Credit Agreement

NORTHSTAR RESEARCH HOLDINGS CANADA INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Gavin Swartzman
Title:	Director

NORTHSTAR RESEARCH PARTNERS INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Gavin Swartzman
Title:	Director

X CONNECTIONS INC., an Ontario corporation

By:	/s/
Name:	Robert E. Dickson
Title:	Director

By:	/s/
Name:	Glenn Gibson
Title:	Director

Signature Pages to Consent and Second Amendment to Credit Agreement

STUDIO PICA INC., a federal company organized under the laws of Canada

By:	/s/
Name:	Richard Brott
Title:	Director

By:	/s/
Name:	Terry M. Johnson
Title:	Director

ZIG INC., an Ontario corporation

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

6 DEGREES INTEGRATED COMMUNICATIONS INC. (formerly known as Accumark Communications Inc.), an Ontario corporation

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

Signature Pages to Consent and Second Amendment to Credit Agreement

MAXXCOM (NOVA SCOTIA) CORP., a Nova Scotia corporation

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

BRYAN MILLS IRADESSO CORP., an Ontario corporation

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

Signature Pages to Consent and Second Amendment to Credit Agreement

SHOUT MEDIA LLC, a California limited liability company

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

EXPECTING PRODUCTIONS, LLC, a California limited liability company by: Shout Media LLC, its sole member

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

SLOANE & COMPANY LLC, a Delaware limited liability company

By:	/s/
Name:	Michael Sabatino
Title:	Authorized Signatory

By:	/s/
Name:	Mitchell Gendel
Title:	Authorized Signatory

Signature Pages to Consent and Second Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/
Title:	Senior Vice President

Signature Pages to Consent and Second Amendment to Credit Agreement